NEWS                                              FIRST
RELEASE                                         CHARTER
P.O. Box 228                                CORPORATION
Concord, NC 28026-0228
(704)786-3300 * FAX (704)788-0445

FOR IMMEDIATE RELEASE                   For Information Call:
Concord, North Carolina                 David E. Keul
April 13, 1998                          (704) 786-3300

                    FIRST CHARTER CORPORATION
                      POSTS RECORD EARNINGS
                        FOR FIRST QUARTER


First Charter Corporation posted record earnings for the three month period ended March 31, 1998. Net income was $3,010,656 for the quarter, up 12.1% over the $2,686,099 reported for the comparable period in 1997. Diluted earnings per share for the quarter increased to $0.32, a 10.3% increase over the $0.29 reported for the first quarter of 1997.

On an annualized basis, these results represent a return on average assets of 1.62% and a return on average equity of 15.20%.
The comparable figures for first quarter 1997 were 1.63% and 14.82%, respectively.

Total assets at March 31, 1998 were $775,783,232. Total shareholders' equity was $81,173,399, representing a book value per share of $8.70 and an equity/asset ratio of 10.46%. From
December 31, 1997, gross loans rose 4.7% to $548,919,896, and deposits increased 2.3% to $635,834,184.

First Charter Corporation is headquartered in Concord, North
Carolina, and is the holding company for First Charter National
Bank and Bank of Union. The results detailed above are unaudited.

The common stock of First Charter Corporation is traded on The Nasdaq Stock Market as a National Market Security under the symbol "FCTR". For information, contact: Dean Witter Reynolds, Inc. (Larry Biggers, 1-800-786-0006), Interstate/Johnson Lane Corporation (Connie Bailey, 1-800-929-0747), J.C. Bradford Co. (Carl Cline, 1-800-222-1082), Legg Mason Wood Walker Incorporated (A. Paul Newton, 1-800-628-5770), and Wheat First Union (Robert Phillips, 1-800-289-2671).



First Charter Corporation and Subsidiaries

SELECTED AVERAGE BALANCES               For the Three Months
(UNAUDITED)                                     Ended
                                      -----------  ------------
                                       March 31,       March 31,
                                        1998             1997
                                      -----------  ------------

(Dollars in thousands)

Interest earnings assets...........   $698,578         $623,902
Interest bearing liabilities.......    583,247          508,220
Average asserts....................    752,333          667,217
Average equity.....................     80,335           73,523


ALLOWANCE FOR LOANS LOSSES
                                  March 31,   December 31,   March 31,
(Dollars in thousands)               1998         1997         1997
                                 ----------   ------------- ----------
                                 (Unaudited)                (Unaudited)
                                 ----------   ------------- ----------
Beginning balance (January 1)...   $8,004        $6,528       $6,528
Add:
 Provision charged to operations.     710         2,702          409
                                 ----------   ------------- ----------
                                    8,714         9,230        6,937
                                 ----------   ------------  ----------
Less:
 Loan charge-offs................     767         1,626          344
 Less loan recoveries............     141           400           68
                                 ----------   ------------  ----------
   Net loan charge-offs..........     626         1,226          276
                                 ----------   ------------  ----------
Ending balance...................  $8,088        $8,004       $6,661
                                 ==========   ============  ==========

ASSET QUALITY RATIOS
                                   March 31,   December 31,   March 31,
                                     1998         1997         1997
                                 ----------   ------------- -----------
                                 (Unaudited)                 (Unaudited)
                                 ----------   ------------- ------------
Nonaccruals to gross loans,
  excluding loans held for
  sale..........................    0.36%         0.40%         0.35%
Net charge-offs to average loans
  (YTD annualized)..............    0.47%         0.25%         0.24%
Allowance for loan losses to gross
  loans, excluding loans held for
  sale..........................    1.50%         1.53%         1.42%

SIGNIFICANT OPERATING RATIOS
                                    March 31,    December 31,   March 31,
                                     1998           1997          1997
                                  ----------   -------------- ------------
                                  (Unaudited)                 (Unaudited)
                                  ----------   -------------- ------------
Gross loans to total deposits....   86.33%        84.34%         83.60%
Return on average assets -
  (YTD annualized)...............    1.62%         1.20%          1.63%
Return on average equity -
  (YTD annualized)...............   15.20%        11.04%         14.82%



First Charter Corporation and Subsidiaries

CONSOLIDATED BALANCE SHEETS

                                   March 31,     December 31,   March 31,
(Dollars in thousands)               1998           1997          1997
                                  ----------    ------------   ----------
                                  (Unaudited)                  (Unaudited)
                                  ----------    ------------   ----------
ASSETS:
Cash and due from banks.........    $32,963        $33,077       $22,109
Federal funds sold..............       -              -            4,880
Interest bearing bank deposits..      7,870          7,975           216
Securities available for sale...    167,260        177,031       144,786
Investment securities...........       -              -           14,703
Loans, net......................    540,628        515,799       463,086
Other assets....................     27,062         27,812        25,319
                                  ----------    ------------   ---------
     Total assets...............   $775,783       $761,694      $675,099
                                  ==========    ============   =========
LIABILITIES AND SHAREHOLDERS'
    EQUITY:
Total deposits..................   $635,834       $621,354      $562,154
Other borrowings................     53,017         53,279        35,083
Other liabilities...............      5,759          9,257         4,985
                                   ---------    -----------   ----------
     Total liabilities..........    694,610        683,890       602,222
     Total shareholders' equity.     81,173         77,804        72,877
                                   --------     ----------    ----------
     Total liabilities and share-
        holders' equity            $775,783       $761,694      $675,099
                                   ========     ==========    ==========


CONSOLIDATED STATEMENTS OF INCOME       For the Three Months
(UNAUDITED)                                     Ended
                                      -------------------------
                                       March 31,       March 31,
                                        1998             1997
                                      -------------------------
(Dollars in thousands, except per
   share data)

Total interest income..............    $14,930          $12,990
Total interest expense.............      6,441            5,808
                                      -------------------------
  Net interest income...............     8,489            7,182
Provision for loan losses..........        710              409
                                      -------------------------
  Net interest income after provision
   for loan losses.................      7,779            6,773
Total noninterest income...........      2,566            2,214
Total noninterest expense..........      6,089            5,137
                                      -------------------------
 Income before income taxes........      4,256            3,850
Income taxes.......................      1,245            1,164
                                      -------------------------
  Net income........................    $3,011           $2,686
                                      =========================
Basic income per share data:
  Net income........................      $0.32           $0.29
                                      =========================
  Average common equivalent shares..  9,310,298       9,205,381
Diluted income per share:
  Net income........................      $0.32           $0.29
                                      =========================
  Average common equivalent shares..  9,460,050       9,272,252
Cash dividends declared.............      $0.14          $0.125
                                      =========================
Book value..........................      $8.70           $7.92
                                     ============    ==========